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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2003

California Coastal Communities, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-17189 (Commission File Number)	02-0426634 (I.R.S. Employer Identification No.)
6 Executive Circle, Suite 250, Irvine, California (Address of principal executive offices)	92614 (Zip Code)

(949) 250-7700
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address,
if Changed Since Last Report)

Item 9.    Regulation FD Disclosure.

        The information contained in this Item 9 is furnished pursuant to Item 12 of Form 8-K "Results of Operations and Financial Condition," in accordance with SEC Release No. 33-8216. This information and the exhibits hereto, are being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities and Exchange Act of 1934, as amended. The information contained in this report shall not be incorporated by reference into any filing of the Registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

        On May 7, 2003, the Registrant issued a press release reporting preliminary financial results for the quarter ended March 31, 2003. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

California Coastal Communities, Inc.
Date: May 7, 2003	By:	/s/ RAYMOND J. PACINI Raymond J. Pacini Chief Executive Officer

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SIGNATURES